UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2007

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement

On March 30, 2007, Essex Property Trust, Inc. (“Essex”) entered into a sales agreement with Cantor Fitzgerald & Co. for the purpose of selling shares of common stock in at-the-market offerings or negotiated transactions from time to time.  Essex may offer up to 2,000,000 shares of common stock pursuant to the sales agreement.  The sales agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) - (b) Not applicable.

(c) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

1.1	Sales Agreement, dated March 30, 2007, by Essex Property Trust, Inc. and Cantor Fitzgerald & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2007

Essex Property Trust, Inc.
By: /s/ Michael T. Dance

Michael T. Dance
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Sales Agreement, dated March 30, 2007, by Essex Property Trust, Inc. and Cantor Fitzgerald & Co.